PURCHASE AND SALE AGREEMENT


by and between

SHERBURNE PASS MOUNTAIN PROPERTIES, LLC
PICO MOUNTAIN SPORTS CENTER, LLC
PICO MOUNTAIN OPERATING COMPANY, LLC
(collectively "Sellers")

HAROLD L. AND EDITH HERBERT
("Herberts")

and

PICO SKI AREA MANAGEMENT COMPANY
("Buyer")

dated as of

October 16, 1996





PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT is made and
entered into as of this 16th day of
October, 1996, among Sherburne Pass
Mountain Properties, LLC, ("Real
Estate Co."), Pico Mountain Sports
Center, LLC ("Sports Center Co."),
Pico Mountain Operating Company, LLC
("Equipment Co."), all Vermont
limited liability companies with a
place of business in Sherburne,
Vermont (collectively referred to as
the "Sellers") and Harold L. and
Edith Herbert of Milltown, New Jersey
("Herberts") and Pico Ski Area
Management Company, a Vermont
corporation with a principal place of
business at Sherburne, Vermont
("Buyer").

RECITALS

     1.   Real Estate Co. owns the
real property used in the operation
of the Pico Mountain Ski Resort, all
buildings at the resort (except the
Sports Center and certain residential
condominium units), all commercial
space in condominium buildings, all
ski lifts and associated equipment
and the other real and personal
property more specifically identified
in this Agreement.

     2.   Sports Center Co. owns the
real and personal property
constituting the Sports Center at the
Pico Mountain Ski Resort, as more
specifically identified in this
Agreement.

     3.   Equipment Co. owns certain
machinery, furniture, fixtures and
equipment located at and used in the
operation of the Pico Mountain Ski
Resort and more specifically
identified in this Agreement.

     4.   Sellers wish to sell to
Buyer, and Buyer wishes to purchase
and acquire from Sellers all assets
owned by Sellers and located in
Sherburne, Vermont, which consists
principally of the Pico Mountain Ski
Resort.

AGREEMENT

     NOW, THEREFORE, in consideration
of the mutual agreements herein
contained, and for other good and
valuable consideration, the receipt
and adequacy of which is hereby
acknowledged, the parties hereto,
intending to be legally bound, hereby
agree as follows:


ARTICLE I

PURCHASE AND SALE


     Subject to the terms and
conditions of this Agreement, Sellers
agree to sell, convey, transfer, set
over, assign and deliver to Buyer,
and Buyer agrees to purchase and
accept from Sellers all of Sellers'
right, title and interest in and to
the following assets (the "Purchased
Assets"):

          1.01 Real Property.

     All real property owned by any
one or more of the Sellers located
anywhere within Sherburne, Vermont,
together with all buildings and other
improvements located thereon,
including without limitation the real
property described in Schedule 1.01;
together with all easements, rights
of way, water or riparian rights and
appurtenances and beneficial
interests of any nature belonging to
Sellers, which are appurtenant to,
adjoining or adjacent to such real
estate, including any interest in
adjoining or adjacent highways,
roads, streets and lanes, whether
public or private, used by any of
Sellers for the benefit of such real
estate, and including all development
rights owned by any of the Sellers,
including but not limited to those
described in Schedule 1.01; together
with any and all rights of Sellers
in, to and under any and all
declarations of condominium at,
adjacent or proximate to the real
estate described herein and in the
Declaration of Protective Covenants
and Easements affecting the Pico
Planned Unit Development, as well as
all easements and other beneficial
interests associated therewith (all
such real estate being hereinafter
referred to as the "Sellers' Real
Estate").

     Sellers and Buyer acknowledge
and agree that attached hereto as
Schedule 1.01 are descriptions of the
Sellers' real estate as currently
known to Sellers and Buyers.  Prior
to closing Buyer and Sellers will
conduct a comprehensive asset search
to identify all real estate interests
of any nature whatsoever owned by any
one or more of Sellers and detailed
descriptions of such real estate
shall be prepared and used in any and
all deeds or other conveyancing
documents necessary and appropriate
to fully convey any and all interests
Sellers may have in and to such real
estate interests at Closing.

          1.02 Stock and Wastewater
Disposal Units.

     All right, title and interest of
any one or more of the Sellers in and
to:

          (a)  The capital stock of
               Upland Water Company,
               Inc.; and
          (b)  The capital stock of
               and all wastewater
               disposal units issued
               by Alpine Pipeline
               Company.

          1.03 Ski Areas
Improvements.

          All buildings (including,
without limitation, lift buildings,
base lodges, sports center,
commercial condominium units, service
buildings and pumphouse buildings),
structures, lifts, towers, snowmaking
equipment, fixtures and other
improvements owned by any one or more
of Sellers which are either utilized
in any way in the operation of the
Pico Peak Ski Resort or located in
Sherburne, Vermont, all as described
in Schedule 1.03 (the "Ski Area
Improvements").

          1.04 Personal Property.

          All inventory, rental
inventory, supplies, materials,
computers, phone equipment, vehicles,
groomers, machinery and equipment,
furniture and other personal property
of any nature whatsoever (including
any leasehold interests in the same)
owned by any one or more of Sellers
which are either utilized in any way
in the operation of the Ski Areas or
located in Sherburne, Vermont,
including without limitation the
personal property described in
Schedule 1.04 (the "Personal
Property").  Sellers and Buyer
acknowledge and agree that in
addition to the available inventory
of personal property attached hereto
as Schedule 1.04, Sellers and Buyer
shall perform a comprehensive
inventory on a pre-closing basis and
prepare an itemized list of all
personal property falling within the
foregoing description and such lists
shall be used as an exhibit to the
bill of sale conveying Sellers'
interest in Personal Property at
Closing.

          1.05 Licenses and Permits.

          All right, title and
interest in, and all rights and
benefits under, any and all
governmental licenses, permits and
approvals relating to the Purchased
Assets or any businesses, activities
or enterprises operated or engaged in
at, or in any way involving, the
Purchased Assets ("Ski Area Use"),
including but not limited to the
licenses and permits listed on
Schedule 1.05 ("Assumed Permits").

          1.06 Books and Records.

          All books, records,
reports, studies, data and other
information owned by or under the
control of one or more Sellers
relating in any way to the Purchased
Assets or the Ski Area Use
("Records").

          1.07 Intellectual Property.

          All rights to any
trademarks, tradenames, servicemarks
(whether or not registered),
registrations thereof, applications
for registration, copyrights (whether
or not registered) and any
applications for registration,
relating to or associated with the
Ski Area Use, including without
limitation as listed on Schedule 1.07
("Intellectual Property Rights").

          1.08 Contract Rights.

          All of the right, title and
interest of any one or more of
Sellers in, to or under any and all
contracts, agreements, leases and
commitments, and all amendments,
extensions, renewals, substitutions
and replacements thereof, necessary
for or relating to, the Purchased
Assets or any Ski Area Use.

          1.09 Claims, Suits, etc.

          All claims, suits, and
causes of action that any one or more
Sellers has against third parties
with respect to the Ski Area Use,
including, without limitation, any
rights or claims arising from
manufacturer warranties with respect
to machinery and equipment included
in the Purchased Assets.

          1.10 Accounts Receivable;
Deposits.

          All of Sellers' accounts
receivable for services to be
performed or use of any of the
Purchased Assets on or after the
Closing and all deposits, prepaid
expenses and refunds.

     It is the intention of Sellers
and Buyer that the foregoing
description of the Purchased Assets
be construed broadly so as to
identify any and all real, personal
or mixed property and property
interests, of any nature whatsoever,
owned by any one or more of Sellers
that either (a) constitutes, relates
to or is in any way associated with
the Ski Area Use, or (b) constitutes,
relates to or is in any way
associated with property owned by any
or more of Sellers located in
Sherburne, Vermont.  Sellers hereby
acknowledge and agree that Buyer will
undertake a comprehensive asset
search prior to Closing and shall
refine the descriptions of the
Purchased Assets set forth above and
attached hereto in the Schedules
identified above, and the more
comprehensive asset descriptions
shall be used in transferring and
conveying Sellers' right, title and
interest in and to Purchased Assets
at the Closing.

ARTICLE II

EXCLUDED ASSETS

     The assets listed below shall be
excluded from the Purchased Assets
(the "Excluded Assets"):

          2.01 Cash.

          All of the Sellers' cash on
hand and any cash equivalents in the
form of bank accounts, investment
securities and other deposits,
prepaid expenses and refunds,
excepting those identified in Section
1.10.

          2.02 Accounts Receivable.

          All of Sellers' accounts
receivable for services performed or
use of any of the Purchased Assets on
or prior to the Closing.

          2.03 Other Assets.

          Assets listed on Schedule
2.03, if any.

ARTICLE III

NO ASSUMPTION OF LIABILITIES

          3.01 No Assumption by
Buyer.

          Except for the liabilities
of Sellers assumed by Buyer as
described in Schedule 3.01A hereof
("Assumed Liabilities"), Buyer does
not, and shall not be obligated to,
assume or become liable for any of
Sellers' liabilities, obligations,
debts, contracts or other commitments
whatsoever, whether known or unknown,
fixed or contingent, now existing or
hereafter arising.  Sellers
acknowledge and agree that the
Purchased Assets are not currently a
going concern and have no going
concern value.  Buyers are acquiring
the Purchased Assets at a time when
such assets are not being operated as
a going concern and, absent a sale to
a third party, are not anticipated to
be operated for the 1996-1997 ski
season.  Seller and Buyer acknowledge
and agree that the Purchased Assets
were previously leased to or used by
Pico Mountain, Inc., which operated
the Purchased Assets, together with
assets owned by Pico Mountain, Inc.,
as a ski resort, and that Pico
Mountain, Inc. has filed a voluntary
petition under Chapter 7 of the
United States Bankruptcy Code.  Buyer
is not continuing the operation of
Purchased Assets by Pico Mountain,
Inc. and shall have no liability or
responsibility arising out of prior
operations involving the Purchased
Assets.  Buyer is not purchasing any
assets owned by Pico Mountain, Inc.,
a schedule of which is attached
hereto as Schedule 3.01B.

ARTICLE IV

PURCHASE AND SALE

          4.01 Purchase Price.

          In consideration of
Sellers' sale, assignment and
transfer of the Purchased Assets to
Buyer and Sellers' agreement to
perform the terms, covenants and
provisions of this Agreement on its
part to be performed, at Closing, (as
hereinafter defined), Buyer will
assume the Assumed Liabilities, and
will pay to Sellers the following
amounts in the manner and upon the
conditions specified below (the
"Purchase Price"):

               (a)  Deposit.  Upon
the execution of this Agreement Two
Hundred Fifty Thousand Dollars
($250,000.00) (the "Deposit") shall
be deposited with Fleet National
Bank, as Escrow Agent, pursuant to
the Deposit Escrow Agreement dated as
of the date hereof among Buyer,
Sellers and Fleet National Bank.

                    (i)  If the
Closing shall occur, the Deposit
together with any earnings thereon to
the Closing Date (as defined in
Article V) shall be paid to Sellers
at Closing.

                    (ii) If the
Closing shall not occur by reason of
a material breach of this Agreement
by Buyer, including by failing to
close the transaction contemplated
hereby upon satisfaction by Sellers
of the conditions set forth in
Article VIII hereof, and the Sellers
are not in breach of this Agreement
in any material respect, then upon
termination of this Agreement Sellers
shall be entitled to retain the
Deposit, together with any earnings
thereon, for their own account as
liquidated damages in lieu of all
claims, actions or remedies which
Sellers may have against Buyer
arising out of such breach.

                    (iii)     If the
Closing shall not occur for any
reason other than as set forth in
clause (ii) of this Section 4.01(a),
then upon termination of this
Agreement the Deposit, together with
any earnings thereon, shall be
returned to Buyer.

               (b)  Cash at Closing.
At Closing Buyer shall pay to Sellers
the amount of Two Million Seven
Hundred Fifty Thousand Dollars
($2,750,000.00), plus the amount of
the Deposit, together with any
earnings thereon, in cash by wire
transfer or other acceptable means of
delivering same day good funds.

               (c)  Earn-Out Purchase
Price.  Buyer agrees to pay to
Sellers the amounts specified below
upon the occurrence of the events
described below:

                    (i)  Three
Hundred Twenty-Five Thousand Dollars
($325,000) within 10 days after
issuance of all Act 250 approvals for
connection by pipeline of the base
area facilities at the Killington Ski
Resort to the Alpine Pipeline, which
approvals Buyer agrees to diligently
pursue.

                    (ii) Three
Hundred Twenty-Five Thousand Dollars
($325,000) at such time as the
Killington Ski Resort and the Pico
Mountain Ski Resort have, on a
consolidated basis, generated at
least 1,135,000 skier visits in a
single season after Closing.  A
"skier visit" shall mean a single
skier purchasing a ticket to ski at
either or both resorts for any
portion of one day for a fee.  A
season's pass for either or both
resorts shall be counted as 20 skier
visits per year.  The number of skier
visits credited to multi-day lift
tickets shall be equal to the number
of days covered by the ticket.  Multi-
area tickets and passes allowing
access to all American Skiing Company
resorts located in Vermont shall be
included only if purchased at or
processed through or allocated to the
Killington or Pico Mountain resorts,
consistent with industry practice.
Buyer will provide Seller with an
accounting of skier visits within 60
days following the close of skiing at
the resort.  Seller shall have the
right to audit Buyer's records
relevant to the skier visit
calculation during normal business
hours upon reasonable advance notice.

                    (iii)     One
Thousand Dollars ($1,000.00) shall be
paid to Sellers at the closing of the
sale of each quartershare interest in
any condominium hotel development at
the Pico Mountain Ski Resort
undertaken by Buyer, or any affiliate
of Buyer, whether or not actually
located on real property purchased
hereunder or on adjacent property
owned or hereafter acquired by Buyer,
or any affiliate of Buyer.  Five
Hundred Dollars ($500.00) shall be
paid to Sellers at the closing of the
sale of each quartershare interest in
any condominium hotel development at
the Killington Ski Resort undertaken
by Buyer, or any affiliate of Buyer.
The maximum amount payable under this
subsection 4.01(c)(iii) shall be
Seven Hundred Thousand Dollars
($700,000), in the aggregate,
including developments at either or
both resorts.

     Payment of the amounts listed in
this Section 4.01(c) shall be
guaranteed by American Skiing
Company, a Maine corporation.

               (d)  Contingent
Installment Payments.  At such time
as the Killington and Pico Mountain
Ski Resorts generate either (i) at
least 4,000,000 skier visits (as
defined above) on a cumulative basis
from the Closing through March 1,
2000 or (ii) 1,400,000 skier visits
(as herein defined) in any single ski
season following the Closing, then
Buyer shall pay to Seller the amount
of Two Million Dollars ($2,000,000)
in equal annual installments of Two
Hundred Thousand Dollars ($200,000)
each, beginning as of the March 1st
following the season in which such
condition is satisfied, and
continuing on each March 1 thereafter
until paid in full.  Payment of the
foregoing amounts is to be guaranteed
by American Skiing Company, a Maine
corporation. In the event Buyer fails
to operate the ski resort for any
period of 10 consecutive days during
the period December 15 to March 15
for each ski season, then for
purposes of calculation of skier
visits, the resort shall have
attributed to it 5,000 skier visits
for each 10 consecutive day period
the resort is closed to skiing during
such period.  Buyer will provide
Seller with an accounting of skier
visits within 60 days following the
close of skiing at the resort.
Seller shall have the right to audit
Buyer's records relevant to the skier
visit calculation during normal
business hours upon reasonable
advance notice.

               (e)  Assumption of
Condominium Obligation.  Buyer will
assume the obligation secured by the
lien on the Purchased Assets in favor
of the Village Square at Pico
Condominium Owners Association in an
amount not to exceed $40,032.47.

               (f)  Certain Real
Estate Sales.  (i) Buyer will
exercise its best efforts to sell the
asset listed below to the parties
identified below, and turn over the
net proceeds of such sales remaining
after deducting all reasonable
expenses of such sales, reasonable
fees and expenses associated with
resolving any disputes relating to
such sales, and all taxes associated
with such sales (including allowance
for federal and state income taxes
due to the gain realized on such
sales) to Sellers.

Asset                 Purchaser

Well No. 4 currently  Upland Water
leased, licensed or   Company, Inc.
otherwise made
available to Upland
Water Company, Inc.,
as more particularly
described in Schedule
4.01(f)

               (ii) Buyer shall
purchase the tower site described in
Schedule 4.01(f) for an amount equal
to $350,000 payable in cash at
Closing.

          (g)  POMA and CTEC
Resolution.  Buyer shall undertake all
action necessary to cause CTEC
Garavanta, Inc. and POMA of America,
Inc. to release and discharge any and
all claims each creditor may have
against Sellers, the Purchased Assets,
the Herberts or Pico Mountain, Inc.
for payment of amounts due for
services rendered or materials
supplied, including without limitation
payment of any such claims by Buyer.

          4.02 Purchase Price
Adjustment.

          (a)  The Purchase Price
payable to Sellers shall be reduced on
a dollar-for-dollar basis by the
amount necessary to deliver free,
clear and unencumbered title to all
Purchased Assets.  Initially, the
adjustment will be made by deducting
such amounts from cash payable at
Closing to reflect amounts paid,
incurred or required to discharge all
liens and encumbrances, and satisfy
all liabilities that have been
identified as of the Closing Date
which could mature or otherwise be
perfected into or result in the
establishment of a lien or encumbrance
upon, or a claim to or against any of
the Purchased Assets, or a claim
against Buyer as the owner of the
Purchased Assets.

          (b)  All Purchase Price
payable to Sellers on a post-Closing
basis, together with amounts payable
under the Consulting Agreement, shall
be subject to reduction on a dollar-
for-dollar basis by the amount paid by
Buyer to satisfy any further or
additional liens or encumbrances upon,
or claims to or against the Purchased
Assets, or claims against Buyer as the
owner of the Purchased Assets, or any
liabilities or obligations imposed
upon Buyer as the purchaser of the
Purchased Assets in order to obtain
free, clear and unencumbered title to
all Purchased Assets, or any such
claims, causes of action, liabilities,
penalties, costs, charges or expenses
as may otherwise result from pre-
Closing operations of Sellers for
which Buyer is or becomes responsible
(provided that no assumption of such
obligations, liabilities or
responsibilities is hereby implied).
Any reduction in Purchase Price shall
be effected in accordance with the
following procedure.  Prior to
effecting any reduction in Purchase
Price, Buyer shall provide Sellers
with written notice of the claim,
liability or encumbrance resulting in
the reduction, which shall (i)
describe the claimant or creditor;
(ii) provide a brief description of
the nature of the claim, and (iii)
state the amount of the claim.
Sellers shall have a period of ten
(10) days following receipt of such
notice to advise Buyer in writing
whether Sellers dispute the amount,
validity or any other matter with
respect to the claim.  Notwithstanding
anything to the contrary in the
foregoing, Buyer may not compromise or
pay any claim or liability, or agree
with any claimant to do the same
unless any of the following conditions
exist:  (i) such claim, liability or
encumbrance is reduced to a judgment,
lien, claim, encumbrance, other
interest or right ("Creditor
Interest") that is or becomes, or with
the passage of time or giving of
notice, or both, would be or become,
immediately enforceable against either
the Purchased Assets, or any portion
thereof, or the Buyer, (ii) Sellers
fail to contest the amount or validity
thereof in good faith by appropriate
proceedings within the period provided
by applicable law, rule, regulation or
ordinance to commence proceedings to
appeal or contest and the enforcement
of such Creditor Interest is not
stayed or suspended at all times
pending the completion of the
proceedings to appeal or contest, or
(iii) the full amount thereof is
neither bonded by the Sellers nor
secured by other collateral posted by
the Sellers with the Buyer in an
amount and of a character such as to
provide reasonably adequate security
for all claims and liabilities. Buyer
agrees to use reasonable efforts to
cooperate and assist in the defense or
contest of such claims by the Sellers,
at the Sellers' expense, including in
proceedings where the Buyer or the
Purchased Assets, or any portion
thereof in rem, are parties to the
proceedings; provided, that nothing
herein shall be construed to authorize
Sellers to act on Buyer's behalf in
respect of such claims.  Sellers may
not act for or on behalf of Buyer in
attempting to resolve such disputes or
claims, but rather shall contest,
dispute or resolve such claims at
Sellers' sole cost and expense, and in
Sellers' name.  Nothing set forth
herein shall in any way prevent,
prohibit or restrict Buyer from taking
any action, or refraining from any
action, Buyer deems necessary or
appropriate to defend, protect or
advance its interests with respect to
such claims, whether or not consistent
with Sellers' position as to such
matters.

          (c)  Buyer agrees to
establish at Closing, and maintain in
a segregated account, an escrow to
fund the liens, encumbrances and other
liabilities identified in Schedule
4.02.  Sellers shall be afforded an
opportunity to resolve any and all
disputes with respect to the liens,
encumbrances and other liabilities
identified in Schedule 4.02; provided,
however, that Buyer reserves the right
to apply the escrowed proceeds to pay
such claims and receive a discharge of
any such liens, encumbrances or other
liabilities at any time, and in any
manner, Buyer deems appropriate, in
Buyer's sole discretion, in order to
preserve and protect its property
interest in the Purchased Assets.
Sellers may not act for or on behalf
of Buyer in attempting to resolve such
disputes or claims, but rather shall
contest, dispute or resolve such
claims at Sellers' sole cost and
expense and in Sellers' name.  Nothing
set forth herein shall in any way
prevent, prohibit or restrict Buyer
from taking any action, or refraining
from any action, Buyer deems necessary
or appropriate to defend, protect or
advance its interests with respect to
such claims, whether or not consistent
with Sellers' position as to such
matters.

          (d)  In the event Sellers do
not receive at least One Million
Dollars ($1,000,000) in cash at
Closing net of any reduction under
Section 4.02(a), Sellers may terminate
this Agreement, in which case Buyer
will receive a refund of its deposit
and the parties agree to negotiate in
good faith a restructuring of the
transaction described herein.

          4.03 Consulting Agreement.

          Separate and apart from, and
in addition to, the Purchase Price, as
a condition of Closing, Buyer shall
enter into a consulting agreement with
a partnership to be formed by William
and Harold Herbert pursuant to which
the partnership shall agree to provide
consulting services to Buyer on a
basis acceptable to both Buyer and
Seller for a period of five years
following the Closing.  Consideration
to be paid to the partnership for such
services shall total Five Hundred
Thousand Dollars ($500,000.00) paid in
five equal annual installments of One
Hundred Thousand Dollars
($100,000.00).  Payments will commence
on the first anniversary of the
Closing and conclude on the fifth
anniversary of the Closing.

          4.04 Adjustment for Taxes,
Prepayments and Deposits.

          Real property taxes,
personal property taxes, other ad
valorem taxes, any governmental
levies, charges or assessments,
utilities, water, sewer and any other
charges attributable to the Purchased
Assets for the fiscal year during
which the Closing Date occurs as well
as any other prepayments and deposits
with respect to the Purchased Assets
shall be prorated and adjusted as of
the Closing Date.  If the real
property taxes or personal property
taxes for the fiscal year during which
the Closing Date occurs are not
finally determined, then such taxes
for the immediately prior fiscal year
shall be used for the purposes of
prorating taxes on the Closing Date,
with a further adjustment to be made
after the Closing Date as soon as such
taxes are finalized. Installments of
special taxes or assessments with
respect to the Purchased Assets which
are payable for the fiscal period in
which the Closing Date occurs shall be
prorated as of the Closing Date.
Sellers' and Buyer's obligation to
make post-Closing Date adjustments for
taxes, prepayments and deposits shall
survive the Closing.  Sellers'
obligations hereunder not funded
separately by Sellers at Closing shall
be deducted from cash payable to
Sellers at Closing and paid by Buyer.

          4.05 Adjustment for
Utilities.

          Sellers shall cause all
meters for electricity, gas, water,
sewer and other utility usage related
to the Purchased Assets to be read on
the Closing Date, and Sellers shall
pay all charges for such utilities
which have accrued on or prior to the
Closing Date.  If the utility
companies are unable or refuse to read
the meters on the Closing Date, all
charges for such utilities to the
extent unpaid shall be prorated and
adjusted as of the Closing Date based
on the most recent bills therefor.
The Sellers shall provide notice to
Buyer within three (3) days before the
Closing Date setting forth (i) whether
utility meters will be read as of the
Closing Date and (ii) a copy of the
most recent bill for any utility
charges which are to be prorated and
adjusted as of the Closing Date.  If
the meters cannot be read as of the
Closing Date and, therefore, the most
recent bill is used to prorate and
adjust as of the Closing Date, then to
the extent that the amount of such
prior bill proves to be more or less
than the actual charges for the period
in question, a further adjustment
shall be made after the Closing Date
as soon as the actual charges for such
utilities are available, which Buyer
shall have read as soon as possible
after the Closing Date.  Sellers' and
Buyer's obligation to make such post-
Closing Date adjustments for utilities
shall survive the Closing.  Sellers'
obligations hereunder not funded
separately by Sellers at Closing shall
be deducted from cash payable to
Sellers at Closing.

          4.06 Transfer Taxes.

          Buyer shall pay all state or
local transfer tax, deed excise tax
(or any other tax based upon the
transfer of the Purchased Assets) and
the recording fee for all deeds
imposed in connection with the
purchase and sale.  Sellers shall pay
any Vermont Land Gain Tax due upon
sale of the Purchased Assets.
Sellers' obligations hereunder not
funded separately by Sellers at
Closing shall be deducted from cash
payable to Sellers at Closing and paid
by Buyer.

          4.07 Adjustment Payment.

          Within five (5) days after
the date upon which the amount of each
adjustment which is permitted to be
made after the Closing is finally
determined pursuant to this Article
IV, payments required thereby will be
made by check or wire transfer payable
to the appropriate party.

ARTICLE V

CLOSING

     The closing (the "Closing") of
the transaction contemplated by this
Agreement will take place at the
offices of Killington, Ltd. or such
other location in the Rutland or
Sherburne, Vermont area as Buyer may
designate at 10:00 a.m. local time on
the fifth business day following the
date upon which all of the conditions
precedent set forth in Articles VIII
and IX of this Agreement are satisfied
or waived by the appropriate party
hereto, subject to Article XII of this
Agreement, or at such other time and
place as the parties may agree in
writing.  The date of Closing is
sometimes referred to herein as the
"Closing Date".  In the event the
Closing has not occurred on or before
November 15, 1996, this Agreement
shall terminate and the Deposit shall
be refunded to Buyer.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF
SELLERS

     Sellers hereby represent and
warrant to Buyer as follows:

          6.01 Corporate Organization.

          Real Estate Co., Sports
Center Co. and Equipment Co. are
limited liability companies duly
organized and legally and validly
existing under the laws of the State
of Vermont.  Sellers each have full
power and authority to own or lease
their properties and to carry on their
businesses as now conducted and to
execute and deliver this Agreement and
to carry out the terms hereof.

          6.02 Authorization of
Agreement.

          The execution and delivery
of this Agreement and the agreements
contemplated hereby (the "Related
Agreements") by Sellers and the
performance by Sellers of the
obligations to be performed hereunder
and thereunder have been duly
authorized by all necessary and
appropriate action by Sellers under
their Operating Agreements.  The
execution and delivery of this
Agreement and the Related Agreements
and the consummation of the
transactions contemplated hereby and
thereby do not and will not (i)
conflict with, or result in a breach
of, or default under, or permit
acceleration of any obligation under,
any of the terms, conditions, or
provisions of any note, bond,
mortgage, indenture, license, material
agreement or other material instrument
or obligation to which Sellers are a
party, or by which it or any of its
properties or assets may be bound or
affected or (ii) violate any order,
writ, injunction, decree or statute,
or any rule, regulation, permit,
license or conditions thereto, or
(iii) result in the creation or
imposition of any lien, charge or
encumbrance of any nature upon any of
the Purchased Assets.  This Agreement
and the Related Agreements are valid
and binding obligations of Sellers
enforceable in accordance with their
terms, subject to equitable principles
and applicable bankruptcy and other
creditors' rights laws, regulations
and rulings.

          6.03 Compliance with Laws.

          Except as set forth in
Schedule 6.03 to the best of Sellers'
knowledge Sellers are not in violation
of any applicable federal, state and
local laws, rules, regulations,
ordinances, codes or orders ("Laws")
governing the Purchased Assets and the
operation of the Ski Areas and have
not received written notification of
any asserted material past or present
failure by any of them to operate the
Purchased Assets and Ski Area Business
in accordance with any such law,
ordinance or regulation and no event
has occurred which with notice or the
passage of time would constitute such
a default.

          6.04 Licenses and Permits.

               (a)  No permits,
licenses, approvals, clearances or
other governmental consents are
required for the transfer of the
Purchased Assets to Buyer pursuant to
the terms of this Agreement except for
the transfer or reissuance of the
governmental licenses, permits,
authorizations, approvals and
certificates identified in Section
1.05 from Sellers to Buyer.

               (b)  The Sellers have
not disposed of or permitted to lapse
any license, permit or other
authorization from any federal, state
or local authorities related to the
Purchased Assets or the operation of
the Ski Area Business.

               (c)  Except as reported
in Schedule 1.05, the Licenses and
Permits listed on Schedule 1.05 are
all of the governmental licenses,
permits, authorizations, approvals and
certificates known to Sellers which
are required for use of the Purchased
Assets for the Ski Area Use at full
capacity.

          6.05 Environmental Matters;
Health and Safety.

               (a)  Except as
disclosed in Schedule 6.05, there are
no outstanding or, to Sellers'
knowledge, threatened actions, claims,
proceedings, determinations or
judgments by any party, including, but
not limited to, any governmental
authority or agency, against or
involving the Sellers, arising under
the Clear Air Act, the Federal Water
Pollution Control Act of 1972, the
Comprehensive Environmental Response,
Compensation and Liability Act of
1980, the Solid Waste Disposal Act,
the Resource Conservation and Recovery
Act and the Toxic Substances Control
Act, and any amendments or extensions
of the foregoing statutes, and all
other applicable environmental
requirements or any other federal,
state, local or other environmental,
health or safety law, regulation,
order or requirement requiring the
remediation or removal of an existing
condition or substance.  Except as
listed in Schedule 6.05, there are no
outstanding or, to the best of
Sellers' knowledge, threatened orders,
determinations or notices of violation
issued by any federal, state, local or
other governmental authority
administering environmental or health
and safety laws in connection with
operation of the Purchased Assets or
the Ski Area Business, which have not
been complied with or resolved to the
satisfaction of such governmental
authority.

               (b)  Except as set
forth in Schedule 6.05, the Purchased
Assets and the Ski Area Business is in
compliance with all applicable
federal, state, and local
environmental or health and safety
laws, regulations and ordinances.

          6.06 Title.

          Except as set forth in
Schedules 1.01, Sellers hold and shall
convey to Buyer at Closing good and
marketable title to the Sellers' Real
Estate, free of all liens,
restrictions and encumbrances, except
such encumbrances as will be
discharged at Closing in accordance
with Section 4.02, applicable zoning
and land use laws, regulations, rules
and ordinances and such restrictions
as do not interfere with the use of
the Purchased Assets for Ski Area Use,
and the sale of the Sellers' Real
Estate does not require the consent of
any person or entity.  Except for
those listed on Schedule 6.13, Sellers
have no outstanding leases, licenses,
occupancy agreements or any contracts
or agreements with respect to the
Sellers' Real Estate.

          6.07  Title to Other
Purchased Assets.

          Except as set forth in
Schedule 6.07 and such encumbrances as
will be discharged at Closing in
accordance with Section 4.02, Sellers
have and shall convey to Buyer at
Closing good and marketable title to
all Purchased Assets, other than
Sellers' Real Estate, free and clear
of all encumbrances, liens, charges or
other restrictions of any kind, except
such restrictions as do not interfere
with the use of the Purchased Assets
for Ski Area Use.  Except for those
listed on Schedule 6.13, Sellers have
no outstanding contracts or agreements
with respect to or affecting the
Purchased Assets.  None of the
contracts or agreements listed in
Schedule 6.13 shall be binding upon
Buyer, unless listed in Schedule 3.01.

          6.08 Applicable Zoning and
Use.

          The existing uses of the
Purchased Assets are permitted uses
within the zoning districts in which
they are located and otherwise
permitted under the Assumed Permits
held by Sellers.

          6.09 Litigation.

          Except as provided in
Schedule 6.09, there is no action,
suit, proceeding at law or in equity
by any person or entity, or any
arbitration or any administrative or
other proceeding by or before any
governmental or other instrumentality
or agency, pending, or, to Sellers'
knowledge, threatened, against any of
Sellers with respect to the Ski Area
Business or any of the Purchased
Assets.

          6.10 Warranty of Purchased
Assets.

          Except as provided in
Schedule 6.10(a), all of the Purchased
Assets consisting of buildings,
machinery and equipment and other
tangible personal property or
improvements to real estate are in
good condition and repair, ordinary
wear and tear excepted, and suitable
for their intended use.

          6.11 Sellers Not "Foreign
Persons".

          Sellers are not "foreign
persons" as defined in Internal
Revenue Code (the "Code") Section
1445, and Sellers will execute and
deliver to Buyer at Closing an
affidavit in compliance with Code
Section 1445(b)(2).

          6.12 Taxes.

          Except as described in
Schedule 6.12, Sellers have timely
filed all tax returns, tax information
returns and reports required to be
filed through the Closing Date which
relate to the Purchased Assets and
Sellers' activities, and have paid all
taxes and other charges which have
become due pursuant to such returns
and reports, or pursuant to any
assessment received by it, except for
any taxes the validity of which
Sellers may be contesting in good
faith in appropriate proceedings.
Sellers are not delinquent in the
payment of any tax assessment or
governmental charge which relates to
any of the Purchased Assets, no
deficiencies for any taxes which
relate to any of the Purchased Assets
have been proposed, threatened,
asserted or assessed against Sellers,
and no requests for waivers of the
time to assess or pay any such tax are
pending, except such as are listed in
Schedule 6.12 and will be paid and
discharged at Closing.  There are no
tax liens upon any of the Purchased
Assets and no such liens will arise as
a result of the transaction
contemplated hereby.  For the purposes
of this Agreement, the term "tax"
shall include all federal, state,
local and foreign income, property,
sales, excise and other taxes of any
nature whatsoever.

          6.13 Contracts and
Commitments.

          Schedule 6.13 sets forth a
description of all material contracts,
agreements and commitments of Sellers,
constituting or affecting the
Purchased Assets.  Each executed
contract or commitment set forth in
Schedule 6.13 hereto is in full force
and effect and, except as set forth in
Schedule 6.13, the Sellers are not in
default under any such contract or
commitment.

          6.14 Intellectual Property.

          Attached as Schedule 1.07 is
a list of Sellers' trademarks (whether
or not registered), tradenames,
servicemarks (whether or not
registered), copyrights (whether or
not registered), trademark and service
mark registrations (and pending
applications therefor).  Sellers have
not granted any outstanding licenses
or other rights to use any
Intellectual Property Rights, and
Sellers are not liable, nor have
Sellers made any contract or
arrangement whereby it may become
liable, to any person for any royalty
or other compensation for the use of
any Intellectual Property Rights.
None of the rights of Sellers in, to
or under any Intellectual Property
Rights will be adversely affected by
the consummation of the transactions
contemplated hereby.  To the best of
Sellers' knowledge, the use of the
Intellectual Property Rights in the
manner conducted by Sellers during the
1995-1996 ski season will not infringe
any patent or copyright of any third
party, nor constitute a
misappropriation of the trade secrets
or other proprietary rights of any
third party.

          6.15 Employee Benefit Plans.

          All of the pension,
retirement, profit sharing, savings,
stock options, severance bonus, fringe
benefit, insurance or other employee
benefit plan or arrangement of Sellers
or applicable to their employees is
listed in Schedule 6.15.  Each of the
above plans has been operated and
administered in accordance with
applicable laws, including ERISA and
the Code.  Buyers assume no
responsibility, liability or
obligation with respect to such plans
and such plans shall be administered
by Sellers following the Closing.

          6.16 Labor and Employee
Relations.

          Seller has no ongoing
employment relationships.  No persons
have employment obligations to Sellers
that will restrict their freedom to
become the employees of Buyer if Buyer
so desires.  Buyer is under no
obligation to employ any of Sellers'
employees.

          6.17 Ski Passes.

          No tickets or passes for
skiing at the Pico Mountain Ski Resort
for all of any portion of the 1996-
1997 ski season have been issued, sold
or otherwise distributed by Sellers,
or to the best of Sellers knowledge,
by any other parties.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF
BUYER

     Buyer hereby represents and
warrants to Sellers as follows:

          7.01 Corporate Organization.

          Buyer is a corporation duly
organized, validly existing and in
good standing under the laws of
Vermont with full power and authority
to own or lease its property and to
carry on its businesses as now
conducted and to execute, deliver and
perform its obligations hereunder and
under the Related Agreements.

          7.02 Authorization of
Agreement.

          The execution and delivery
of this Agreement and the Related
Agreements by Buyer and the
performance by Buyer of the
obligations to be performed hereunder
and thereunder have been duly
authorized by all necessary and
appropriate action by the directors
of Buyer and no shareholder approval
is required in connection therewith.
The execution and delivery of this
Agreement and the Related Agreements
and the consummation of the
transactions contemplated hereby and
thereby do not and will not conflict
with or result in a breach of, or
constitute a default under, the terms
and conditions of Buyer's Certificate
of Incorporation, By-Laws, any court
or administrative order or process by
which Buyer is bound, or any agreement
or instrument to which Buyer is a
party or is bound.  This Agreement and
the Related Agreements are the valid
and binding obligations of Buyer,
enforceable in accordance with their
terms, subject to equitable principles
and applicable bankruptcy and other
creditors' rights, laws, regulations
and rulings.

ARTICLE VIII

CONDITIONS PRECEDENT TO CLOSING
BY BUYER ON THE CLOSING DATE

     The obligations of Buyer to
consummate the transactions
contemplated by this Agreement are
subject to the satisfaction of each of
the following conditions precedent
being satisfied on or before the
Closing Date, subject to the right of
Buyer to waive any one or more of such
conditions:

          8.01 Compliance.

          The representations and
warranties of Sellers contained in
this Agreement or in any of the
Schedules attached hereto or any
agreement or document delivered in
connection herewith shall be true and
correct in all material respects  on
and as of the Closing Date as if made
on and as of the Closing Date.  The
Sellers shall have performed and
complied with all of its obligations
and covenants required to be performed
or complied with on or before the
Closing Date.

          8.02 No Material Adverse
Change.

          There shall have been no
material adverse change in the
condition of the Purchased Assets from
the date of this Agreement.

          8.03 Closing Documents.

          Sellers shall have delivered
or caused to be delivered to Buyer, or
Buyer shall have otherwise received,
on or before the Closing Date, in a
form reasonably satisfactory to Buyer:

               (a)  Consents, waivers
and authorizations of any person to
the assumption of the Assigned
Contracts and other Purchased Assets
by Buyer and to the transactions
contemplated by this Agreement, except
for the Assigned Permits, for which
provision is made in Section 8.04.

               (b)  Warranty deeds to
Buyer conveying good and marketable
title to the Sellers' Real Estate as
described in Section 6.06 and except
for those leases, licenses, or
occupancy agreements or other
instruments which have been assumed by
the Buyer as Assumed Liabilities.

               (c)  An owner's title
insurance policy dated the Closing
Date on such ALTA Forms as are
reasonably acceptable to Buyer and its
counsel with extended coverage
guaranteeing over the standard
exceptions to title customarily
contained in such policies and the
Endorsements, covering the Sellers'
Real Estate issued by a title
insurance company acceptable to Buyer,
at Buyer's expense, insuring the fee
simple of Sellers in such real
property in the amount of at least $6
million; and Sellers shall have
provided all statements, affidavits,
and certificates which are customarily
required of sellers by title insurance
companies in order for the title
insurance company to provide Buyer
with the title insurance policies (and
related endorsements) described in
this Agreement, which Buyer shall
exercise its best efforts to obtain.

               (d)  Bills of Sale
conveying all Purchased Assets to
Buyer duly executed by Sellers
(Sellers and Buyer hereby agreeing
that neither the representations and
warranties nor the rights and remedies
of any party hereunder shall be deemed
to be enlarged, modified or altered in
any way by such Bills of Sale);

               (e)  Certified copies
of the authorization by each of
Sellers of the sale of the Purchased
Assets to Buyer in accordance with
this Agreement and Sellers' execution
and delivery of this Agreement;

               (f)  An affidavit,
under penalty of perjury, indicating
Seller's United States taxpayer
identification number and stating that
Sellers are not a foreign person, in a
form sufficient to exempt Buyer from
the withholding provisions of Section
1445 of the Code;

               (g)  A certificate of
legal existence from the State of
Vermont for each of Sellers and
incumbency certificates of Sellers,
together with a certified copy of each
of Sellers' Operating Agreement and
other organizational documents;

               (h)  An opinion of
counsel to Sellers addressing such
matters as Buyer may reasonably
require and in form and substance
acceptable to Buyer;

               (i)  An environmental
assessment or assessments of the
Purchased Assets confirming that
Sellers' Real Estate, Ski Area
Improvements and Personal Property do
not contain, or otherwise have present
in, on, at or under such properties,
any conditions, substances or
circumstances, the presence of which
presently has, or could in the future
have, a material adverse affect upon
(a) the value of any such properties,
(b) the Buyer's ability to use and
develop such properties on a
continuing basis following the Closing
as a first class ski resort, (c)
Buyer's ability to effectively utilize
such properties as collateral to
finance its purchase of the Purchased
Assets, or (d) once owned by the
Buyer, the Buyer's financial condition
all as determined by Buyer in its
reasonable judgment; and

               (j)  A written
statement from the Vermont Department
of Revenue certifying that each of the
Corporate Sellers has no past-due
state income or employment tax
liability, except such as will be
satisfied at Closing with the proceeds
of the sale.

          8.04 Permits and Licenses.

          Sellers shall have delivered
or caused to be delivered to Buyer, or
Buyer shall have otherwise received,
on or before the Closing Date, in a
form reasonably satisfactory to Buyer,
all necessary agreements, waivers,
authorizations and consents to the
transfer, assignment or reissuance of
all Assumed Permits required for the
ownership and operation of the
Purchased Assets as a four season
resort consistent with its historical
operations.

          8.05 Failure to Deliver the
Purchased Assets by the Closing Date.

          If Sellers are unable to
deliver any material portion of the
Purchased Assets in accordance with
terms and conditions of this Agreement
and in a condition substantially
similar to their condition as of the
date hereof on the Closing Date
because of damage by fire or casualty,
then Buyer shall have the right to
terminate this Agreement at any time
thereafter.  In the event of casualty
loss involving any of the Purchased
Assets which either does not result in
a termination of this Agreement,
Seller shall pay over to Buyer all
proceeds of insurance, or claims
therefor, relating to any such
casualty loss.

          8.06 Litigation and
Regulatory Action.

          No litigation or regulatory
action shall have been filed, brought
or otherwise commenced against any of
Sellers, Buyer or the Purchased Assets
which forbids, prohibits or in any way
restricts the transactions
contemplated hereby, including without
limitation the inclusion,
incorporation or joinder of Buyer, any
of the Sellers or the Purchased Assets
in any pending proceedings.

          8.07 Closing Waterville
Valley and Cranmore.

          Closing the sale of the
Waterville Valley Ski Resort and the
Cranmore Ski Resort to Booth Creek Ski
Acquisition Corp. pursuant to a
Purchase and Sale Agreement between
such parties dated as of August 30,
1996.

ARTICLE IX

CONDITIONS PRECEDENT TO CLOSING BY
SELLERS ON THE CLOSING DATE

     The obligations of Sellers to
consummate the transactions
contemplated by this Agreement are
subject to the satisfaction of each of
the following conditions precedent
being satisfied on or before the
Closing Date, subject to the right of
Sellers to waive any one or more of
such conditions:

          9.01 Compliance.

          The representations and
warranties of Buyer contained in this
Agreement or in any of the Schedules
attached hereto or in any agreement or
document delivered in connection
herewith shall be true and correct in
all material respects on and as of the
Closing Date as if made on and as of
the Closing Date.  The Buyer shall
have performed and complied with all
of its obligations and covenants
required to be performed or complied
with on or before the Closing Date.

          9.02  Closing Documents.

          Buyer shall have delivered
to Sellers, in a form reasonably
satisfactory to counsel for Sellers:

               (a)  certified copies
of the resolutions adopted by Buyer's
Board of Directors (and stockholders
where required) authorizing the
purchase of the Purchased Assets from
Sellers in accordance with this
Agreement and Buyer's execution and
delivery of this Agreement; certified
copies of the resolutions adopted by
American Skiing Company's Board of
Directors authorizing the guaranty set
forth at the conclusion of this
Agreement;

               (b)  an assumption
agreement or agreements in form
acceptable to Sellers with respect to
the Assumed Liabilities;

               (c)  a guaranty of
Buyer's obligations under subsection
4.01(c) (d) hereof by American Skiing
Company in form reasonably acceptable
to Sellers and Buyer;

               (d)  such other
documents and certificates as are
contemplated hereby or as Sellers or
their counsel may reasonably request;
and

               (e)  an opinion of
counsel to Buyer and American Skiing
Company addressing such matters as
Sellers may reasonably require and in
form and substance acceptable to
Sellers.

          9.03 Payment of Money.

          Buyer shall have paid the
Deposit as provided in Section 4.01(a)
and the cash portion of the Purchase
Price to the Sellers as provided in
Section 4.01(b).

ARTICLE X

COVENANTS OF SELLERS AS TO INTERIM
OPERATION

     Sellers hereby covenant and agree
with Buyer as follows:

          10.01     Conduct of
Business.

          From the date hereof to the
Closing Date, Sellers will carry on
its activities in substantially the
same manner as they have previously
been carried out, in the ordinary
course of business, and will not
employ methods of manufacture,
purchase, sale, lease, management,
accounting, or operation that vary
from those methods used by Sellers
outside of the ordinary course of
business consistent with past
practices and as reflected in
paragraph 3.01 recognizing that the
ski area is not currently being
operated.  Without limiting the
foregoing except as specifically
contemplated in this Agreement, from
the date of this Agreement to the
Closing, Sellers will:

               (a)  not engage in any
transaction which would be
inconsistent with any representation,
warranty or covenant of Sellers set
forth herein or which would cause a
breach of any such representation,
warranty or covenant;

               (b)  except as provided
on Schedule 10.01(b) and in the
ordinary course of business, not sell,
transfer, convey, assign, lease,
license or otherwise dispose of any of
the Purchased Assets;

               (c)  not mortgage,
pledge, subject to a lien, or grant a
security interest in, or otherwise
encumber, any of the Purchased Assets;

               (d)  use reasonable
efforts (without making any
commitments on behalf of Buyer) to
keep its business organizations
intact, keep available its present
employees and to preserve its present
relationship with customers,
suppliers, employees and other having
business relationships with Sellers;

               (e)  not cause a breach
of any material contract or
commitment, collective bargaining
agreement, employee benefit plan, or
any other material agreement to which
either Sellers are a party, or by
which it or any of its assets or
properties are bound;

               (f)  not violate or
fail to comply with laws applicable to
it or its properties or business if
such violation will have or is
reasonably likely to have a material
adverse affect upon the ability to
continue the Ski Area Use or develop
any of Sellers' Real Estate for resort
purposes;

               (g)  not amend, change,
terminate or otherwise modify any
lease, contract, agreement or
commitment other than in the ordinary
course of business;

               (h)  not enter into, or
become obliged under, any contract,
agreement, lease or other commitment
relating to the Purchased Assets or
Ski Area Use, other than any contract,
agreement, lease or other commitment
entered into in the ordinary course of
business consistent with past
practice; and

               (i)  upon obtaining
knowledge of the existence of any
matter specified to Sellers' business
or the Purchased Assets that could
reasonably likely result in a
diminution of the Purchased Assets and
or the Ski Area Use, the Sellers shall
promptly inform Buyer of such matter.

          10.02     Risk of Loss.

          Sellers shall bear the risk
of loss, damage or destruction with
respect to the Purchased Assets from
any casualty until the successful
consummation of the sale and purchase
of the Purchased Assets on the Closing
Date.  In the event of any such loss,
damage or destruction, the proceeds of
any claim for any loss payable under
any insurance policy covering such
loss shall be payable to Sellers.  In
the event of any such material loss or
damage, Sellers shall specify in
writing to Buyer with particularity
the loss or damage incurred, the cause
thereof, if known or reasonably
ascertainable, and the extent to which
restoration, replacement and repair of
the Purchased Assets lost or destroyed
will be reimbursed under any insurance
policy with respect thereto.  Buyer's
right to terminate this Agreement in
such circumstances shall be governed
by Section 8.05 of this Agreement.  To
the extent that Buyer determines not
to terminate this Agreement and the
Closing occurs, it shall be entitled
to any insurance proceeds provided
with respect to such loss to the
extent not used by Sellers to restore
the Purchased Assets.

          10.03     Access.

          (a)  From the date hereof to
the Closing Date, Sellers will afford
to the representatives of Buyer,
including its counsel and auditors,
during normal business hours, access
to any and all of the Purchased Assets
to the end that Buyer may have a
reasonable opportunity to make such a
full investigation of the Purchased
Assets and of Sellers' Ski Area
Business in advance of the Closing
Date as it shall reasonably desire,
and the officers of Sellers will
confer with representatives of Buyer
and will furnish to Buyer, either
orally or by means of such records,
documents, and memoranda as are
available such information as Buyer
may reasonably request, and Sellers
will furnish to Buyer's auditors all
consents and authority that they may
reasonably request in connection with
any examination by Buyer.

          (b)  From the date hereof to
the Closing Date, Buyer shall have the
right, at its expense, to enter upon
the Sellers' Real Estate and undertake
all such actions as may be necessary
to prepare the Purchased Assets to
open for the 1996-7 ski season,
including all maintenance, making
improvements, acquiring or updating
permits and approvals and any such
other actions as may be required, and
to operate the Purchased Assets for
Buyer's own account and at Buyer's
sole expense (although no obligation
to undertake any such action is hereby
implied).  Buyer shall indemnify and
hold Sellers harmless from and against
any claims, liability, loss, cost or
expense resulting from any bodily
injury, death or property damage
occurring as a proximate result of
Buyer's use of the Purchased Assets or
action, or failure to act, at the
Sellers' Real Estate.  Buyer shall
extend the same liability insurance as
is currently in place at the
Killington Ski Resort to the Sellers'
Real Estate during the period of
Buyer's use or occupancy of the same
under this Section 10.03(b), and shall
have the Sellers named as an
additional insured on such policy(s)
of insurance.  In the event the
transaction contemplated hereby does
not close for any reason, Buyer shall
have, for a reasonable period, the
right to remove any and all
improvements made by Buyer to the
Purchased Assets; provided however,
that Buyer shall have no claim against
Sellers for the value of any
improvements made to the Purchased
Assets.

          10.04     Consent of Third
Parties.

          Sellers shall use their best
efforts to obtain, as soon as
practicable after the date hereof, but
in any event prior to the Closing
Date, the consent in writing of all
persons whose consent is required to
consummate to the transactions
contemplated by this Agreement,
including but not limited to any and
all governmental authorities as set
forth in Section 1.05.

          10.05     Insurance
Coverage.

          Existing insurance coverages
for the Purchased Assets shall be
maintained in effect by Sellers
between the date hereof and the
Closing Date.

          10.06     Maintenance of
Purchased Assets.

          At all times from the
execution of this Agreement to the
Closing Date, Sellers agree to
maintain the Purchased Assets in
substantially the same condition as of
the date of this Agreement, provided
that Sellers shall not be required to
spend any money on maintenance, repair
or replacement of any Purchased
Assets.  Sellers shall (i) not alter,
disassemble or remove any Purchased
Assets from the Property or take any
other action in connection with the
Purchased Assets which has or is
likely to have a material adverse
affect upon the value of, or
beneficial use of, the Purchased
Assets or the ability to continue to
engage in the Ski Area Use, and (ii)
maintain in full force and effect any
and all contracts, permits and
licenses which are Purchased Assets or
Assumed Liabilities. Sellers shall
notify Buyer promptly of any material
change in the condition of the
Purchased Assets.

          10.07     No Solicitation;
No Publicity.

          Sellers hereby covenant and
agree to hold and maintain the
discussions between Sellers and Buyer,
the existence of this Agreement, the
terms and provisions of this Agreement
and any and all further discussions,
relationships or arrangements by and
between Buyer and Sellers in
confidence and not disclose the same
to any parties, private, public or
governmental (including without
limitation the news media) without the
express prior written consent of
Buyer; provided, however, that Sellers
may disclose information relating to
this Agreement on an as needed basis
to Sellers' legal and financial
advisors and as necessary in order to
obtain required consents and approvals
for the transaction contemplated
hereby.  Buyer agrees to work in
cooperation with Sellers to discuss
the existence and terms and provisions
of this Agreement with certain private
parties necessary in order to
forestall foreclosure on all or any
portion of the Purchased Assets
provided adequate assurances of
confidentiality are established with
such parties.   Sellers shall not
entertain, discuss, invite, encourage,
solicit, accept or facilitate any
competing offers for the Purchased
Assets during the term of this
Agreement.  The foregoing covenants
and agreements are of the essence of
this Agreement.  Violation of the
foregoing will give rise to Buyer's
right to terminate this Agreement.

          10.08     Further
Assurances.

          From and after the Closing
Date, Sellers shall execute and
deliver to Buyer all such further
assignments, endorsements and other
documents as Buyer may reasonably
request for the purpose of effecting
transfer of Sellers' title to the
Purchased Assets and/or carrying out
the provisions of this Agreement.

ARTICLE XI

INDEMNITY

          11.01     Sellers'
Indemnity.

          Sellers shall, jointly and
severally, indemnify and hold harmless
Buyer and its directors, officers and
employees from and against all
expenses, claims, costs, damages or
liabilities, including reasonable
attorneys' fees (each an "Indemnified
Expense"), arising out of or relating
to (i) the untruth or inaccuracy of
any representation or warranty made by
any of Sellers or the Herberts in this
Agreement, (ii) any breach of Sellers'
or Herberts' covenants contained
herein, (iii) the existence,
operations or other conduct of Sellers
or the Herberts prior to the Closing,
including without limitation, any
liabilities arising under federal or
state environmental laws and
liabilities arising under federal or
state plant closing, employee
termination or similar laws, except to
the extent the same are assumed
hereunder, (iv) any and all claims,
obligations, liabilities or other
amounts paid or incurred by Buyer
described in Section 4.02(b) hereof
and (v) any and all actions, suits,
proceedings, demands, assessments,
judgments, costs and legal fees and
other expenses associated with any of
the foregoing.  Without in any way
limiting the remedies of Buyer
hereunder, Buyer shall be entitled to
offset any Indemnified Expense against
any of the payments of Purchase Price
to be made to Sellers under Article IV
of this Agreement and/or against
payments under the Consulting
Agreement described in Section 4.03.
Sellers shall have no obligation to
indemnify Buyer with respect to an
Indemnified Expense unless notice of
the Indemnified Expense is provided to
Sellers on or before the seventh
anniversary of the Closing Date;
provided, however, that the foregoing
limitation shall not apply to
Indemnified Expenses resulting from
federal, state or local tax liability
of Sellers or the Herberts relating to
any period ended on or before Closing.

          11.02     Buyer's Indemnity.

          Buyer shall indemnify and
hold harmless Sellers, their
directors, officers and employees from
and against all expenses, claims,
costs, damages or liabilities,
including reasonable attorneys' fees
(each an "Indemnified Expense"),
arising exclusively out of or relating
exclusively to the operation of the
Purchased Assets by Buyer following
the Closing.  Sellers hereby
acknowledge and agree that nothing set
forth in this Section 11.02 shall in
any way limit or restrict their
obligations under Section 11.01 and
4.02 hereof.

ARTICLE XII

MISCELLANEOUS

          12.01     Consents to
Assignment by Third Parties.

          This Agreement shall not
constitute an agreement to assign any
asset, claim, contract, permit,
franchise, license or similar
agreement or right if any attempted
assignment of the same without the
consent of the other party thereto
would constitute a breach thereof or
in any way affect the rights of
Sellers or Buyer thereunder.

          12.02     Confidentiality.

          Buyer acknowledges that in
the course of preparing this
Agreement, Buyer has obtained
information concerning the business of
Sellers which is of a confidential
and/or proprietary nature (the
"Confidential Information").  Buyer
(including the directors, officers,
employees and agents thereof) agrees
to retain in confidence and not to
disclose any of the Confidential
Information of Sellers to any third
party and if this Agreement is
terminated and the transactions
contemplated hereby are not concluded,
to promptly return all such
Confidential Information to Sellers
and not retain or use any Confidential
Information or copies thereof for any
purpose, except as disclosure may be
required by law or government
regulation or order or unless the
information sought to be disclosed or
used (i) is publicly known as of the
date hereof or becomes publicly known
though no fault of Buyer, or (ii) is
lawfully received by Buyer from a
third party not bound in a
confidential relationship to any party
whose confidential information is to
be protected hereunder.

          12.03     Brokers.

          Each of Buyer and Sellers
represents and warrants to the other
that they have not engaged any brokers
and there are no brokerage or finders'
fees payable in connection with the
transactions contemplated hereby
resulting from any actions taken by
them.

          12.04     Representations
and Warranties.

          Sellers and Buyer hereby
agree that statements made in the
Schedules attached hereto and the
certificates delivered in connection
herewith shall be representations and
warranties for purposes of this
Agreement.

          12.05     Further
Assurances.

          From and after the Closing
Date, upon the reasonable request of
Buyer from time to time, and at
Buyer's expense, Sellers shall execute
and deliver all documents, make all
rightful oaths, testify in any
proceedings and do all other acts
which may be reasonably necessary or
desirable in the opinion of Buyer to
protect or defend the right, title or
interest of Buyer in and to the
Purchased Assets.

          12.06     Tax Matters.

          The aggregate purchase price
for the Purchased Assets paid by Buyer
in accordance with this Agreement will
be allocated among the Purchased
Assets by Buyer and Sellers in
accordance with Section 1060 of the
Code and the regulations thereunder,
as set forth in Schedule 12.06
attached hereto.  Buyer and Sellers
covenant and agree that the Buyer and
Sellers shall each timely file (with
the appropriate Internal Revenue
Service) Form 8594 in substantially
the form attached to Schedule 12.06.
The covenants and agreements of the
Buyer and Sellers set forth in this
Section shall survive the Closing and
shall continue so long as the Buyer or
Sellers (as the case may be) is
obligated under the Internal Revenue
Code of 1986, as amended or the
regulations or rulings promulgated
thereunder, to file Form 8594,
including any Supplemental Statement
under Part IV of Form 8594.  Buyer and
Sellers will furnish each other with a
copy of the purchase price allocation
information they submit to the
Internal Revenue Service, in
connection with the filing of their
fiscal 1996 federal income tax
returns.

          12.07     Amendment.

          This Agreement may not be
amended except by written agreement of
Sellers and Buyer.

          12.08     Governing Law;
Severability.

          This Agreement shall be
construed in all respects in
accordance with, and governed by, the
internal laws (as opposed to conflicts
of laws provisions) of Maine.  The
parties agree that the state and
federal courts located in Maine shall
have jurisdiction with respect to all
matters arising under this Agreement
and hereby submit to such
jurisdiction.  If any provision,
clause or part of this Agreement, or
the application thereof under certain
circumstances, is held invalid, the
remainder of this Agreement, or the
applications of each provision, clause
or part under other circumstances,
shall not be affected thereby.

          12.09     Retention of Books
and Records.

          Buyer and Sellers shall
retain for a period of three (3) years
from the Closing all of their books
and records (including such records as
may be stored in computer databases)
relating to the Purchased Assets.
During such three-year period, each
party will make such books and records
available to the other for purposes of
inspection and copying, upon a proper
purpose being stated.  If any party
requires the original of any document
in possession of the other, such party
shall provide the same, if available,
subject to the providing party's right
to inspect and copy it.  Each party
will have the right to destroy such
books and records at any time after
the end of such three-year period;
provided, however, that it shall give
written notice to the other party
prior to the time it intends to
destroy such books and records so that
if the other party wishes to take
possession of all or some part of such
books and records it may do so, at its
expense.

          12.10     Waiver.

          The failure of Sellers or
Buyer to insist, in any one or more
instances, upon performance of any of
the terms or conditions of this
Agreement, shall not be construed as a
waiver or relinquishment of any rights
granted hereunder or the future
performance of any such term, covenant
or condition.

          12.11     Headings.

          The descriptive headings in
this Agreement are inserted for
convenience only and do not constitute
a part of this Agreement.

          12.12     Counterparts.

          This Agreement may be
executed in any number of
counterparts, and each such
counterpart hereof shall be deemed to
be an original instrument, but all
such counterparts together shall
constitute but one agreement.

          12.13     Notices.

          Any notice to be given
hereunder shall be given in writing
and delivered or mailed by registered
or certified mail, return receipt
requested, in the case of Sellers, to:

          William Herbert
          12 Nassau Court
          Skillman, NJ  08558

with a copy to:

          Victor S. Elgort, Esq.
          Norris, McLaughlin & Marcus
          P.O. Box 1018
          Somerville, NJ  08876-1018

and, in the case of Buyer, to

          Michael J. Krongel
          Sunday River Skiway
Corporation
          P.O. Box 450
          Bethel, ME 04217

with a copy to:

          Christopher E. Howard, Esq.
          Pierce Atwood
          One Monument Square
          Portland, ME  04101

or to such other address as Sellers or
Buyer may designate by notice in
writing to the other, provided that no
party may designate that notices be
sent to more than two locations at any
particular time.

          12.14     Benefit.

          This Agreement may not be
transferred, assigned, pledged or
hypothecated by any party hereto
without the prior written consent of
the other parties hereto.  Upon prior
written consent being obtained, this
Agreement shall be binding upon and
shall inure to the benefit of the
parties hereto and their respective
successors and assigns.

          12.15     Expenses.

          All expenses incurred by, on
behalf of, or for the benefit of
Sellers or Buyer in connection with
the closing of transactions
contemplated hereby, including without
limitation, engineering, legal,
advisory, investment banking and
accounting fees, shall be the
responsibility of and for the account
of the party or parties who ordered or
for whose benefit the particular
service or particular expense was
incurred.

          12.16     Public
Announcement.

          Except as required by law,
prior to the Closing Date, no public
announcement of the transactions
contemplated hereby shall be made by
way of press release, disclosure to
the trade or otherwise, except as
mutually agreed upon by the parties
hereto.

          12.17     Third Party
Beneficiaries.






         (Remainder of this page left
             intentionally blank)

          Each party hereto intends
that this Agreement shall not benefit
or create any right or cause of action
in or on behalf of any person other
than the parties hereto or their
permitted assigns.

          12.18     Entire Agreement.

          This Agreement and the
related closing documents executed and
delivered in connection herewith
constitute the entire agreement
between Sellers and Buyer with respect
to the transactions contemplated
hereby, superseding all prior
understandings and agreements among
Sellers and Buyer with respect to the
subject matter hereof.

ARTICLE XIII

HERBERT JOINDER

          13.01     Representation and
Warranty.

          The Herberts hereby
represent and warrant to Buyer that
the Herberts do not own or have any
ownership interest in any real,
personal or mixed assets of any nature
that (a) constitute a portion of, (b)
have previously constituted a portion
of, (c) are or were used in the
operation of or in connection with the
operation of or (d) would be useful in
the operation or development of or are
in any way appurtenant, associated,
related, used, useful or otherwise
connected with the Purchased Assets or
the Ski Area Use.

          13.02     Quitclaim Bill of
Sale.

          The Herberts shall execute
and deliver at Closing a quitclaim
deed or bill of sale, as appropriate,
conveying to Buyer any and all
interest the Herbert's may have,
residual or otherwise, in and to the
assets described in Section 13.01.

     IN WITNESS WHEREOF, the
undersigned have caused this Agreement
to be executed under seal as of the
day and year first above written.

SHERBURNE PASS MOUNTAIN PROPERTIES,
LLC

By:
Its

PICO MOUNTAIN SPORTS CENTER, LLC


By:
Its


PICO MOUNTAIN OPERATING COMPANY, LLC


By:
Its


________________
Harold Herbert
________________
Edith Herbert
PICO SKI AREA MANAGEMENT COMPANY


By:
Its

GUARANTY COMMITMENT

     American Skiing Company, a Maine
corporation with a principal place of
business at Newry, Maine ("ASC") does
hereby agree to guaranty the
obligations of Buyer set forth in
Sections 4.01(c) and (d) of the
foregoing Agreement.  In connection
therewith, ASC covenants and agrees as
follows:

     ASC is a corporation duly
organized, validly existing and in
good standing under the laws of Maine
with full power and authority to own
or lease its property and to carry on
its businesses as now conducted.

     The execution and delivery of
this Agreement and the Related
Agreements by ASC and the performance
by ASC of the obligations to be
performed hereunder and thereunder
have been duly authorized by all
necessary and appropriate action by
the directors of ASC and no
shareholder approval is required in
connection therewith.  The execution
and delivery of this Agreement and the
Related Agreements and the
consummation of the transactions
contemplated hereby and thereby do not
and will not conflict with or result
in a breach of, or constitute a
default under, the terms and
conditions of ASC's Certificate of
Incorporation, By-Laws, any court or
administrative order or process by
which ASC is bound, or any agreement
or instrument to which ASC is a party
or is bound.  This Agreement and the
Related Agreements are the valid and
binding obligations of ASC,
enforceable in accordance with their
terms, subject to equitable principles
and applicable bankruptcy and other
creditors' rights, laws, regulations
and rulings.

AMERICAN SKIING COMPANY

By:
Its:




                SCHEDULE 12.06

     Buyer and Sellers covenant and
agree that the Purchase Price shall be
allocated among the Purchased Assets
as follows:

       Assets       Amount
                    Allocate
                    d

                              Sports    Equipment
                    Real      Center    Co.
                    Estate    Co.
                    Co.
Class  Cash
I
       Demand
       Deposits

Class  CD's
II
       Government
       Securities
       Marketable
       Securities

Class  Furniture                        100,000
III
       Land         4,500,00  100,000
                    0
       Buildings    590,000   200,000
       Equipment    650,000   50,000    200,000

Class  Customer
IV     List and
       Records/
       Expirations
       Covenant Not
       to Compete
       Goodwill

Form 8594 shall be prepared in a form
acceptable to Buyer and Seller based
upon actual balances and allocations
at closing.

COR:89362-1.DOC

              LIST OF SCHEDULES

Schedule
1.01             Property Description
1.03             Ski Area Improvements
1.04             Personal Property
1.05             Assumed Permits
1.07             Intellectual Property
                 Rights
2.03             Assets
3.01A            Assumed Liabilities
3.01B            Excluded Assets
4.01(f)          Well No. 4 Site
4.02             Liens, Encumbrances
                 and Other Liabilities
6.03             Compliance with Laws
6.05             Environmental Matters
6.07             Title to Other
                 Purchased Assets
6.09             Litigation
6.10(a)          Warranty of Purchased
                 Assets
6.12             Taxes
6.13             Contracts and
                 Commitments
6.15             Employee Benefit Plans
10.01(b)         Ordinary Course of
                 Business
12.06            Tax Matters